    As filed with the Securities and Exchange Commission on May 5, 2004



================================================================================

                                                    1933 Act File No. 333-

                                                    1940 Act File No. 811-21579

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)


[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[ ]  Pre-Effective Amendment No.


[ ]  Post-Effective Amendment No.


          and


[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[ ]  Amendment No.



                       Nuveen Floating Rate Income Fund 2
          Exact Name of Registrant as Specified in Declaration of Trust

                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                          Vice President and Secretary
                              333 West Wacker Drive
                             Chicago, Illinois 60606
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

      Stacy H. Winick                                        Eric F. Fess
   Bell, Boyd & Lloyd PLLC                             Chapman and Cutler LLP
1615 L Street, N.W., Suite 1200                            111 W. Monroe
     Washington, DC 20036                                Chicago, IL 60603


                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==============================================================================================================================
                                                                                     Proposed Maximum
   Title of Securities Being            Amount             Proposed Maximum         Aggregate Offering       Amount of
          Registered               Being Registered     Offering Price Per Unit         Price (1)         Registration Fee*
------------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value    1,000 Shares                   $15.00                  $15,000              $1.90
==============================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registration shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

                  Subject to completion, dated         , 2004
PROSPECTUS
[LOGO] NUVEEN
Investments

                                          Shares

                      Nuveen Floating Rate Income Fund 2

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objective. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of current income.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

   Portfolio Contents. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 5 of the Prospectus) in adjustable rate secured senior loans and adjustable rate unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality.
                                                  (continued on following page)

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 31.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                              Per Share Total/(3)/
                                              --------- ---------
             Public Offering Price             $15.000      $
             Sales Load/(1)/                   $ 0.675      $
             Estimated Offering Expenses/(2)/  $ 0.030      $
             Proceeds to the Fund              $14.295      $

--------
(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Total expenses of issuance and distribution (other than underwriting
   discounts and commissions) are estimated to be $          . Nuveen
   Investments, LLC has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.
(3)The Fund has granted the underwriters an option to purchase up to additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering
   Expenses and Proceeds to the Fund will be $          , $          ,
   $           and $          , respectively. See "Underwriting."

   The underwriters expect to deliver the common shares to purchasers on or
about           , 2004.

                                 -------------


                            Nuveen Investments, LLC

          , 2004

This information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Fund will invest at least 65% of its Managed Assets in adjustable rate senior loans that are secured by specific collateral. Senior loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Senior loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. The Fund may invest a substantial portion of its Managed Assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. Because of the protective features of senior loans (being senior in a borrower's capital structure and, in certain instances, secured by specific collateral), the Fund's subadviser believes, based on its experience, that senior loans tend to have more favorable loss recovery rates compared to most other types of below investment grade obligations that are subordinated and unsecured.

   Leverage. Following the completion of this offering, the Fund intends to seek to increase the Fund's common share net income by utilizing financial leverage by offering preferred shares of beneficial interest and/or by borrowing or issuing commercial paper or notes and investing the proceeds in the manner described above. The Fund currently anticipates that leverage will represent approximately 38% of the Fund's Managed Assets. There is no assurance that the Fund will utilize leverage or that the Fund's leverage strategy will be successful.

   Adviser and Subadviser. Nuveen Institutional Advisory Corp., the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC will be the Fund's subadviser responsible for managing the Fund's Managed Assets.

   The Fund's common shares have been approved for listing on the
Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol
is "   ."

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated           , 2004, and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  15
       The Fund.....................................................  17
       Use of Proceeds..............................................  17
       The Fund's Investments.......................................  17
       Use of Leverage..............................................  26
       Hedging Transactions.........................................  28
       Risks........................................................  31
       Management of the Fund.......................................  38
       Net Asset Value..............................................  40
       Distributions................................................  41
       Dividend Reinvestment Plan...................................  43
       Description of Shares........................................  44
       Certain Provisions in the Declaration of Trust...............  46
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  47
       Tax Matters..................................................  48
       Underwriting.................................................  50
       Custodian and Transfer Agent.................................  53
       Legal Opinions...............................................  53
       Table of Contents for the Statement of Additional Information  54

                                 -------------

   Until           , 2004 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Floating Rate Income Fund 2 (the "Fund") is a
                           newly organized, diversified, closed-end management investment company.

The Offering..........   The Fund is offering            common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by
                           Nuveen Investments, LLC ("Nuveen") and            .
                           The common shares of beneficial interest are called "Common Shares" in this Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an
                           option to purchase up to            additional
                           Common Shares to cover orders in excess of
                                      Common Shares. See "Underwriting."
                           Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objective
and Policies..........   The Fund's investment objective is to achieve a high
                           level of current income. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objective. See "The Fund's Investments" and "Risks."

                         Under normal market circumstances, the Fund will
                           invest at least 80% of its Managed Assets in adjustable rate secured senior loans and adjustable rate unsecured senior loans (collectively referred to as "Senior Loans"), which unsecured Senior Loans will be, at the time of investment, investment grade quality. The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Senior Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities (which term for purposes of this Prospectus includes Senior Loans) of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Senior Loans are made to U.S. or non- U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions. It is anticipated that the proceeds of the Senior Loans in which the Fund will invest will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

                         The Fund may invest up to 20% of its Managed Assets in
                           (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a Borrower or its affiliates in connection with the Fund's other investments in such entities.

                         Investment grade quality securities are those
                           securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Senior Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 10% of the Fund's Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. See "The Fund's Investments--Portfolio Composition" and
                           "Risks--Below Investment Grade Risk."

                         The Fund's assets, including assets attributable to
                           any FundPreferred shares (as defined below on page
                           7) that may be outstanding and the principal amount of any Borrowings (also as defined below on page 7), are called "Managed Assets."

                         Nuveen Institutional Advisory Corp. ("NIAC"), the
                           Fund's adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC ("Symphony") will be the Fund's subadviser responsible for managing the Fund's Managed Assets.

                         Under normal circumstances:

                            .   The Fund expects to maintain an average
                                duration of one year or less for its portfolio investments in Senior Loans and other debt instruments. See "The Fund's
                                Investments--Investment Objective and Policies" for a description of duration.

                            . The Fund will not invest in inverse floating rate securities.

                            . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Prospectus includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets issuers.

                            . The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

                            . The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation.

                            . The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                         In pursuing its objective of high current income, the
                           Fund will invest in Senior Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony will implement its credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

                         During temporary defensive periods or in order to keep
                           the Fund's cash fully invested, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Proposed Use of
Leverage..............   Following the completion of this offering, the Fund
                           intends to seek to increase Common Share net income by utilizing financial leverage by offering preferred shares of beneficial interest ("FundPreferred(TM) shares") and/or by borrowing or issuing commercial paper or notes (collectively, "Borrowings") and investing the proceeds in the manner described above. The Fund currently anticipates that FundPreferred shares and/or Borrowings will represent approximately 38% of the Fund's Managed Assets. There is no assurance that the Fund will issue FundPreferred shares or incur Borrowings.

                         There is no guarantee that the Fund's leverage
                           strategy will be successful. See "Risks--Leverage Risk." FundPreferred shares will pay dividends based on short-term rates, which will be reset frequently. Interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term rates. The Fund intends to seek to enhance Common Share net income through the use of leverage by issuing FundPreferred shares or Borrowings at generally lower short-term rates applicable to financings of high credit quality and investing the proceeds of such leverage at generally higher short-term rates applicable to financings of low credit quality, like Senior Loans. The lower credit quality of the Fund's portfolio investments increases the likelihood of loss from default or decline in financial capacity by Borrowers. See "Risks--Senior Loan Risks--Borrower Credit Risk" and "Risks--Below Investment Grade Risk." So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the FundPreferred share dividend rate or the interest rate on any Borrowings, the investment of the proceeds of FundPreferred shares or Borrowings will generate more income than will be needed to make dividend or interest payments on FundPreferred shares or Borrowings. If so, the excess will be available to pay higher dividends to Common Shareholders.

                         Because both Senior Loans and the Fund's FundPreferred
                           shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings. See "Use of Leverage."

Investment Adviser and
Subadviser............   NIAC will be the Fund's investment adviser,
                           responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging.

                         NIAC, a registered investment adviser, is a wholly
                           owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $100 billion of assets under management as of March 31, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the
                           number of funds (   ) and the amount of fund assets
                           under management (approximately $     billion) as of
                           March 31, 2004.

                         Symphony, a registered investment adviser, is an
                           indirect wholly owned subsidiary of Nuveen
                           Investments, Inc. Founded in 1994, Symphony had
                           approximately $     billion in assets under
                           management as of March 31, 2004. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios.

                         NIAC and Symphony will sometimes individually be
                           referred to as an "Adviser" and collectively be referred to as the "Advisers."

                         NIAC will receive an annual fee, payable monthly, in a
                           maximum amount equal to .85% of the Fund's average daily Managed Assets (as previously defined, Managed Assets include assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings), with lower fee levels for assets that exceed $500 million. NIAC will pay a portion of that fee to Symphony. The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations
                           (through           , 2009), and in a declining
                           amount for an additional three years (through
                                     , 2012).  For more information on fees and
                           expenses, including fees attributable to Common Shares, see "Management of the Fund."

Distributions..........  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund's Common Share dividend rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowing interest rates change. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains (after it pays accrued dividends on, or redeems or liquidates, any outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net long-term capital gains, if any, to you so long as the net long-term capital gains are not necessary to pay accrued dividends on, or redeem or liquidate, any FundPreferred shares or pay interest on, or repay, any Borrowings.

                         The Fund expects to declare its initial Common Share
                           distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. In most circumstances, Common Shareholders may elect to automatically reinvest some or all of their distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the            Stock Exchange, subject to notice of
                           issuance. See "Description of Shares--Common
                           Shares." The trading or "ticker" symbol of the
                           Common Shares is "   ." Because of this exchange
                           listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."

Custodian and Transfer
Agent.................   State Street Bank and Trust Company will serve as
                           custodian and transfer agent for the Fund. See "Custodian and Transfer Agent."

Market Discount from
Net Asset Value and
Expected Reductions in
Net Asset Value.......   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds," "Use of Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special
Tax Considerations....   Dividends with respect to the Common Shares generally
                           will not constitute "qualified dividend income" for federal income tax purposes and thus generally will not be eligible for taxation at long-term capital gain tax rates (except in the case of capital gain dividends).

Special Risk
Considerations........   No Prior History.  The Fund is a newly organized,
                           diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk.  An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, NASDAQ (as defined below) or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                         Your Common Shares at any point in time may be worth
                           less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the securities market risks described above. See "Use of Leverage" and "Risks--Investment and Market Risk."

                         Senior Loan Risks.

                           Borrower Credit Risk. Borrowers under Senior Loans may default on their obligations to pay principal or interest when due. This non- payment would result in a reduction of income to the Fund, a reduction in the value of a Senior Loan experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. Although under normal circumstances at least 65% of the Fund's Managed Assets will be invested in Senior Loans that are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. The Fund is subject to the same inherent risks described above with respect to issuers of other debt instruments in which the Fund may invest, although it is not expected that those debt instruments will be secured by collateral.

                           Senior Loan Interest Rate Risk. Because the interest rates of Senior Loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. Because both Senior Loans and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings. See "Use of Leverage." The Fund is subject to the same inherent risks described above with respect to other adjustable rate debt instruments in which the Fund may invest.

                           Participation Risks. The Fund also may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a

                           Borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the Borrower. See "Risks--Senior Loan Risk" and "Risks--Below Investment Grade Risk."

                           Prepayment Risk. During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                           Other Risks Associated with Senior Loans. Many Senior Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to Senior Loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market currently exists for some Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. As a result, such Senior Loans generally are more difficult to value than more liquid securities for which a trading market exists.

                         Below Investment Grade Risk.  The Fund may purchase
                           Senior Loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Issuers of lower rated securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher rated securities. The secondary market for lower rated securities, including some Senior Loans, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. See "Risks--Below Investment Grade Risk."

                         Leverage Risk.  The Fund's use of leverage through the
                           issuance of FundPreferred shares or Borrowings creates an opportunity for increased Common Share net income but also creates special risks for Common Shareholders, including the major risks listed below. In addition, there is no assurance that the Fund's leveraging strategy, if utilized, will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions) and Borrowings.

                         Leverage creates two major types of risks for Common
                           Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of FundPreferred shares or Borrowings, are borne entirely by the Common Shareholders; and

                            . the possibility either that (i) Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on any Borrowings rises and there is no corresponding increase, or a lagging increase, in the interest rates on investments in the Fund's portfolio, or (ii) Common Share income will fluctuate because the dividend rate on FundPreferred shares or the interest rate on any Borrowings varies. Because both Senior Loans and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

                         If the Fund seeks an investment grade rating from a
                           NRSRO for any FundPreferred shares, commercial paper or notes issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. Any lender from which the Fund borrows may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

                         See "Risks--Leverage Risk."

                         Non-U.S. Issuer Risk.  The Fund may invest up to 20%
                           of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company's assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant portion of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets countries. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. issuers. See "Risks--Non-U.S. Securities Risk."

                         Currency Risk.  The Fund may invest up to 20% of its
                           Managed Assets in securities of non-U.S. issuers that are non-U.S. dollar denominated. However, initially the Fund does not intend to invest in such securities. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

                         Illiquid Securities Risk.  The Fund may invest up to
                           50% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                         Interest Rate Risk.  Interest rate risk is the risk
                           that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. Because the Fund will invest at least 80% of its Managed Assets in Senior Loans and will maintain an average portfolio duration of one year or less, the Fund is intended to have a relatively low level of interest rate risk. However, because interest rates on Senior Loans and other adjustable rate debt instruments typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. See "Risks--Investment and Market Risk" and "Risks--Interest Rate Risk."

                         Regulatory Risk.  To the extent that legislation or
                           state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

                         Market Disruption Risk.  Certain events have a
                           disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities than on higher rated securities.

                         Inflation Risk.  Inflation risk is the risk that the
                           value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund's portfolio, would reduce returns to Common Shareholders. Inflation risk is mitigated to a certain degree by the Fund's investments in Senior Loans and other adjustable rate debt instruments, because increases in inflation have historically been accompanied by increases in the adjustable rates of interest of such securities.

                         Deflation Risk.  Deflation risk is the risk that
                           prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the issuance of FundPreferred shares in an amount equal to 38% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)......        4.50%
Offering Expenses Borne by the Fund (as a percentage of offering
  price)/(1)(2)/................................................         .20%
Dividend Reinvestment Plan Fees.................................        None/(3)/

                                                                   Percentage of
                                                                    Net Assets
                                                                  Attributable to
                                                                 Common Shares/(5)/
                                                                 -----------------
Annual Expenses
Management Fees/(4)/............................................           %
Other Expenses/(4)/.............................................           %
Interest Payments on Borrowings/(4)/............................           %
                                                                       -----
Total Annual Expenses/(4)/......................................           %
Fee and Expense Reimbursement (Years 1-5).......................        (   )%/(6)/
                                                                       -----
Total Net Annual Expenses (Years 1-5)/(4)/......................        %/(6)/
                                                                       =====

--------

(1)Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

(2)If the Fund utilizes leverage through the issuance of FundPreferred shares, costs associated therewith will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of FundPreferred shares in the amount equal to 38% of the Fund's Managed Assets (after issuance), the offering costs
   thereof are estimated to be approximately $     per Common Share (    % of
   the estimated proceeds from the Fund's Common Share offering, after deducting offering costs).

(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.

(4)In the event the Fund, as an alternative to issuing FundPreferred shares in an amount equal to 38% of the Fund's Managed Assets, utilizes leverage through Borrowings in an amount equal to approximately 33 1/3% of the Fund's Managed Assets (including the aggregate amount obtained from leverage) and FundPreferred shares in an amount equal to approximately 4 2/3% of the Fund's Managed Assets (including the aggregate amount obtained from leverage), it is estimated that, as a percentage of net assets attributable
   to Common Shares, the Management Fee would be     %, Other Expenses would be
       %, Interest Payments on Borrowings (assuming an interest rate of     %,
   which interest rate is subject to change based on prevailing market
   conditions) would be     %, Total Annual Expenses would be     % and Total
   Net Annual Expenses would be     %. Based on the total net annual expenses
   and in accordance with the example below, the expenses for years 1, 3, 5 and
   10 would be $    , $    , $     and $    , respectively.

(5)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of FundPreferred shares or Borrowings, the Fund's expenses would be estimated to be as follows:

                                                      Percentage of
                                                       Net Assets
                                                     Attributable to
                                                      Common Shares
                                                     ---------------
          Annual Expenses
          Management Fees...........................      .85%
          Other Expenses............................         %
          Interest Payments on Borrowings...........      None
                                                          ----
          Total Annual Expenses.....................         %
          Fees and Expense Reimbursement (Years 1-5)      (.32)%/(6)/
                                                          ----
          Total Net Annual Expenses (Years 1-5).....         %/(6)/
                                                          ====

(6)The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Assuming the issuance of FundPreferred shares or Borrowings in an aggregate amount equal to 38% of the Fund's Managed Assets (including the aggregate amount obtained from leverage) and calculated as a percentage of net assets attributable to
   Common Shares, those amounts would be     % for the first 5 full years,
       % in year 6,     % in year 7 and     % in year 8. Without the
   reimbursement, "Total Annual Expenses" would be estimated to be     % of
   average daily net assets attributable to Common Shares (or, assuming no
   issuance of FundPreferred shares or Borrowings,     % of average daily net
   assets).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately
           Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including (i) the sales load of $45, (ii) estimated offering expenses of this offering of $ , and (iii) the estimated FundPreferred share offering costs assuming FundPreferred shares are issued representing 38% of the Fund's Managed Assets (after issuance) in an aggregate amount of $ ) that you would pay on a $1,000 investment in Common
Shares, assuming (1) total annual expenses of     % of net assets attributable
to Common Shares in years 1 through 5, increasing to     % in years 9 and 10
and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                        $       $       $         $

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)Assumes reimbursement of fees and expenses of .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond
             , 2012. See footnote 6 above and "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 27, 2004, pursuant to a Declaration governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Senior Loans and other securities that meet the Fund's investment objective and policies within approximately two to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objective and Policies

   The Fund's investment objective is to achieve a high level of current income. There can be no assurance that the Fund's investment objective will be achieved.

   In pursuing its objective of high current income, the Fund will invest in Senior Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony will implement its credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

   NIAC will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. Symphony will be the Fund's subadviser responsible for managing the Fund's Managed Assets. See "Management of the Fund."

   Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality. The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Investment in adjustable rate instruments such as Senior

Loans is expected to minimize changes in the underlying principal value of such investments, and therefore, the Fund's net asset value, resulting from changes in market interest rates. The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes, (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above) (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers. No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a Borrower or its affiliates in connection with the Fund's other investments in such entities. The Fund may invest a substantial portion of its Managed Assets in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality.

   Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch), or (ii) unrated but judged to be of comparable quality. No more than 10% of the Fund's Managed Assets may be invested in Senior Loans and other debt securities rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See Appendix A in the Statement of Additional Information for a description of security ratings.

   The Fund's policy under normal circumstances of investing at least 80% of its Managed Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days prior written notice to Common Shareholders.

   Under normal market circumstances, Symphony expects to maintain an average duration of one year or less for the Fund's portfolio investments in Senior Loans and other debt instruments. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with shorter durations (such as the anticipated average duration of one year or less for the Fund's portfolio investments as described above) tend to be less sensitive to interest rate changes than securities with longer durations. In general, the value of a portfolio of securities with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration.

   The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation. In addition, the Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

   For a more complete discussion of the Fund's initial portfolio composition, see "--Portfolio Composition and Other Information."

   The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Overall Fund Management

   NIAC is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.

   NIAC will oversee Symphony in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Symphony's investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

   NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

Symphony Investment Philosophy and Process

   Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Senior Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

   Investment Process. In identifying Senior Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony screens the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Portfolio Composition and Other Information

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Senior Loans. The Fund may invest (i) in Senior Loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in Senior Loans or (iii) participation interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution ("Agent") for a lending syndicate of financial institutions which typically includes the Agent ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

   Senior Loans in which the Fund will invest generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and eight years. In the experience of Symphony, the average life of Senior Loans in recent years has been approximately two years because of prepayments.

   The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

   The Fund also may purchase participation interests in the original syndicate making Senior Loans. Loan participation interests typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Senior Loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO. See "Risks--Senior Loan Risks--Participation Risk."

   The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. See "--Non-Senior Loan Investments--Warrants and Equity Securities."

   Also, if the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Senior Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Senior Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

   Non-Senior Loan Investments. The Fund may invest in debt instruments and other securities as described below:

   Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest in bonds and other debt securities of any quality.

   Derivatives; Structured Notes. The Fund may utilize derivatives, structured notes and similar instruments (referred to collectively as "structured notes") for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

   U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury,
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

   The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

   Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

   Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

   Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

   Other Securities. The Fund may invest in convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the Statement of Additional Information.

   Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging market issuers. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Prospectus, an "emerging market" country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

   Zero Coupon Bonds. The Fund's investments in debt securities may be in the form of a zero coupon bond. A zero coupon bond is a bond that does not pay interest for the entire life of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive any of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

   When-Issued and Delayed Delivery Transactions.   The Fund may buy and sell
securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

   No Inverse Floating Rate Securities.   The Fund will not invest in inverse
floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

   Hedging Transactions.   The Fund may use derivatives or other transactions
for the purpose of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to- market daily at the closing price established on the exchange or at a fair value. See "Risks--Hedging Risk," "Hedging Transactions," "Risks--Counterparty Risk" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Illiquid Securities.   The Fund may invest up to 50% of its Managed Assets
in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

   Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period.   During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval by the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein.

   Other Investment Companies.   The Fund may invest up to 10% of its Managed
Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or FundPreferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

   Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Symphony, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                USE OF LEVERAGE

   Following the completion of this offering, the Fund intends to seek to increase Common Share net income by issuing FundPreferred shares and/or Borrowings and investing the proceeds in the manner described herein. The Fund's Board of Trustees has authorized an offering of FundPreferred shares representing approximately 38% of the Fund's Managed Assets that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. The amount of outstanding FundPreferred shares may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Unless and until the Fund uses leverage, this section will not apply.

   Because both Senior Loans and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

   The Fund intends to apply for ratings from a NRSRO (most likely S&P, Moody's and/or Fitch) for any FundPreferred shares and commercial paper or notes it may issue. The Fund anticipates that any FundPreferred shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as S&P ("AA"), Moody's ("Aa") or Fitch ("AA").

   FundPreferred shares and Borrowings will each have seniority over the Common Shares. The issuance of FundPreferred shares and/or use of Borrowings will leverage the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

   Changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds from the issuance of FundPreferred shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NIAC (and to Symphony) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the issuance of FundPreferred shares and Borrowings.

   Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund's trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for FundPreferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

   Assuming the utilization of leverage by issuing FundPreferred shares in an amount currently anticipated to represent approximately 38% of the Fund's
Managed Assets, at a dividend or payment rate of     % payable on such
leverage, the income generated by the Fund's portfolio (net of non-leverage
expenses) must exceed     % in order to cover such dividend payments or payment
rates and other expenses specifically related to FundPreferred shares. Of course, these numbers are merely estimates, used for illustration. Actual dividend or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of FundPreferred shares representing 38% of the Fund's Managed Assets, and the Fund's currently projected annual dividend rate or payment rate set by an
interest rate transaction of     %. See "Risks--Leverage Risk."

 Assumed Portfolio Total Return (Net of
   Expenses)........................... (10.00)% (5.00)%  0.00 %  5.00% 10.00%
 Common Share Total Return............. (     )% (    )% (    )%     %       %

   Common Share total return is comprised of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

                             HEDGING TRANSACTIONS

   The Fund may use derivatives or other transactions solely for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

   Portfolio Hedging Transactions. The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes, may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. For a complete discussion of these derivative securities, see the Statement of Additional Information.

   There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Symphony's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risks--Hedging Risk."

   Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

   The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any FundPreferred shares issued by the Fund may limit use of these transactions.

   Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See "Risks--Counterparty Risk."

   Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

   Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

   Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

   The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

   Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

   Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   Other Hedging Transactions. The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Interest Rate Transactions. The Fund expects that the Fund's portfolio investments in Senior Loans and other adjustable rate debt instruments will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings.

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, NASDAQ or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

   Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the securities market risks described above. See "Use of Leverage."

Senior Loan Risks

   Borrower Credit Risk.   Senior Loans and other adjustable rate debt
instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Although under normal circumstances at least 65% of the Fund's Managed Assets will be invested in Senior Loans that are secured by specific collateral, there can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it would negatively affect the Fund's performance.

   In evaluating the creditworthiness of Borrowers, Symphony may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade quality. Because of the protective features of Senior Loans, Symphony believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Symphony does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

   The Fund is subject to the same inherent risks described above with respect to issuers of other debt instruments in which the Fund may invest, although it is not expected that these debt instruments will be secured by collateral.

   Senior Loan Interest Rate Risk. When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that adjustable rates on Senior Loans only reset periodically), the value of Senior Loans and other adjustable rate debt instruments is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, the Advisers expect the Fund's policy of investing at least 80% of its Managed Assets in Senior Loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. Similarly, because interest rates on most Senior Loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Senior Loans and other securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

   Risks in Senior Loan Valuation. The Fund uses an independent pricing service to value most Senior Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market or fair value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. securities may trade on days when Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

   Agent Risk. A financial institution's employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

   Participation Risk. The Fund also may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the Senior

Loan. Such third party participation arrangements are designed to give Senior Loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Senior Loan will be repaid in full.

   Prepayment Risk. During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. In addition, below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

   Other Risks Associated with Senior Loans. Many Senior Loans in which the Fund will invest may not be rated by a NRSRO, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. In addition, the amount of public information available with respect to Senior Loans generally may be less extensive than that available for registered or exchange listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower.

Below Investment Grade Risk

   The Fund may purchase Senior Loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by Symphony. No more than 10% of the Fund's Managed Assets may be invested in securities rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for lower grade securities, including some Senior Loans, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade securities may vary significantly and the spread between the bid and ask price for such securities is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include higher volatility of the net asset value of the Common Shares, the likelihood of more volatility in the market value of the Common Shares and the possibility either that the Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on Borrowings rises and there is no corresponding increase, or a lagging increase, in the interest rates on investments in the Fund's portfolio, or that Common Share income will fluctuate because the dividend rate on FundPreferred shares or the interest rate on Borrowings varies.

   So long as the Fund is able to realize a higher net return on its investment portfolio than the cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower Common Share net income than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions) and Borrowings.

   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the use of leverage by the Fund will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any FundPreferred shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

Non-U.S. Issuer Risk

   The Fund may invest up to 20% of its Managed Assets in Senior Loans and other debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

   Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Currency Risk

   The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are non-U.S. dollar denominated. However, initially the Fund does not intend to invest in such securities. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. This means that if the exchange rate for any such non-U.S. currency declines after the Fund's income has been earned and translated into U.S. dollars but before the Fund receives payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Illiquid Securities Risk

   The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Interest Rate Risk

   Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and certain other countries in which the Fund may invest currently are near historically low levels. Because the Fund will invest at least 80% of its Managed Assets in Senior Loans and will maintain an average portfolio duration of one year or less, the Fund is intended to have a relatively low level of interest rate risk. However, because interest rates on most Senior Loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise.

Regulatory Risk

   To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs paid by the Fund. The net asset value of the Common Shares will also be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Hedging Risk

   The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

   There are several risks associated with the use of futures contracts and options on futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in interest rate relationships or other factors. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. The Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

Counterparty Risk

   The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Repurchase Agreement Risk

   With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities than on higher rated securities.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates and interest rates on Borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund's portfolio, would reduce returns to Common Shareholders. Inflation risk is mitigated to a certain degree by the Fund's investments in Senior Loans and other adjustable rate debt instruments because increases in inflation have historically been accompanied by increases in the adjustable rates of interest of such securities.

Deflation Risk

   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, Symphony and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain Senior Loans and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund--Investment Adviser and Subadviser."

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadviser

   NIAC will be responsible for the Fund's overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for the ongoing monitoring of Symphony, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $100 billion of assets under management as of March 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, is the Fund's subadviser responsible for managing the Fund's Managed Assets. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment
adviser, commenced operations in 1994 and had approximately $     billion in
assets under management as of March 31, 2004. Symphony is an indirect wholly owned subsidiary of Nuveen.

   Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing the Fund's Managed Assets. Mr. Stein is the Director of Fixed Income Strategies of Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He also is a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He also is a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of other closed-end funds sponsored by Nuveen.

   As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of St. Paul Travelers, Citigroup may indirectly own a sufficient percentage of voting securities of St. Paul Travelers to make Citigroup an indirect affiliate of Nuveen, NIAC, Symphony and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Although NIAC does not believe that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on the Advisers' ability to perform their obligations under the Nuveen advisory agreements with the Fund or on the Fund's ability to pursue its investment objective and policies as described in this Prospectus, there can be no assurance that it would not.

Investment Management Agreement

   Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                  Average Daily Managed Assets Management Fee
                  ---------------------------- --------------
                  Up to $500 million..........     .8500%
                  $500 million to $1.0 billion     .8250%
                  $1.0 billion to $1.5 billion     .8000%
                  $1.5 billion to $2.0 billion     .7750%
                  $2.0 billion and over.......     .7500%

   If the Fund utilizes leverage through the issuance of FundPreferred shares in an aggregate amount equal to 38% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

            Net Assets Attributable to Common Shares Management Fee
            ---------------------------------------- --------------
                  Up to $500 million................     1.3710%
                  $500 million to $1.0 billion......     1.3306%
                  $1.0 billion to $1.5 billion......     1.2903%
                  $1.5 billion to $2.0 billion......     1.2500%
                  Over $2.0 billion.................     1.2097%

   Pursuant to an investment sub-advisory agreement between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), payable on a monthly basis:

                                              Percentage of Net
                 Average Daily Managed Assets  Management Fee
                 ---------------------------- -----------------
                 Up to $125 million..........       50.0%
                 $125 million to $150 million       47.5%
                 $150 million to $175 million       45.0%
                 $175 million to $200 million       42.5%
                 $200 million and over.......       40.0%

   In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses associated with any Borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                  Percentage                                    Percentage
                  Reimbursed                                    Reimbursed
 Year Ending  (as a percentage of                           (as a percentage of
           ,    Managed Assets)        Year Ending ,          Managed Assets)
 -----------  -------------------      -------------        -------------------
    2004/(1)/        .32%                   2009                   .32%
      2005           .32%                   2010                   .24%
      2006           .32%                   2011                   .16%
      2007           .32%                   2012                   .08%
      2008           .32%

--------
(1)From the commencement of operations.

   The Advisers have not agreed to reimburse the Fund for any portion of its
fees and expenses beyond           , 2012.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   The Fund uses an independent pricing service to value most Senior Loans and other debt securities at their market value or at a fair value determined by the independent pricing service.

   The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

   An independent pricing service typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Senior Loan or Borrower or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Senior Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and
(ii) the current interest rate, the period until the next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the independent pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

   It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

   Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

   Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

   Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income and net short-term capital gains after paying any accrued dividends to FundPreferred shareholders, if any, and any interest and required principal payments on Borrowings, if any. The Fund's Common Share dividend rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowings interest rates change. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income and net short-term capital gains of the Fund will be distributed. At least annually, the Fund also intends to distribute net long-term capital gains, if any, after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or making interest and required principal payments on Borrowings. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains and the amount of the expenses, and dividend and interest rates on outstanding FundPreferred shares and Borrowings.

   The Fund intends to initially distribute less than the entire amount of net investment income and net short-term capital gains earned in a particular period. The undistributed net investment income and net short-term capital gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income and net short-term capital gains actually earned by the Fund during the period. Undistributed net investment income and net short-term capital gains will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income and net short-term capital gains will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan") you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan application. If you do not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

   Under the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash
   and will purchase Common Shares in the open market, on the            Stock
   Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and
(ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "--FundPreferred Shares" below.

   The Common Shares have been approved for listing on the            Stock
Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 38% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue FundPreferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 38% of the value of the Fund's total net assets.

   Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than twelve trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares will be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "Use of Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

Borrowings

   The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares
would no longer be listed on the            Stock Exchange. In contrast to a
closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income". Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  . have been notified by the Internal Revenue Service that you are subject to backup withholding.

   As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund.

   The Fund may invest in convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

   The Act reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" of a noncorporate investor. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. However, it is not expected that a significant amount of the distributions paid with respect to the Common Shares will constitute "qualified dividend income" eligible for taxation at the reduced rates. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                       Number of
Underwriters                                                            Shares
------------                                                           ----------
Nuveen Investments, LLC...............................................
                                                                       ----------
   Total..............................................................
                                                                       ==========

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Nuveen Investments, LLC and           , are
acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or
before           , 2004. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to            additional
Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written
consent of           , on behalf of the Underwriters, dispose of or hedge any
Common Shares or any securities convertible into or exchangeable for Common
Shares.            in its sole discretion may release any of the securities
subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NIAC and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The
Common Shares have been approved for listing on the            Stock Exchange,
subject to notice of issuance.

   The following table shows the sales load that the Fund is to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                      Paid by Fund
                                -------------------------
                                No Exercise Full Exercise
                                ----------- -------------
                      Per share   $0.675       $0.675
                      Total....   $            $

   The Fund and the Advisers have each agreed to indemnify the several Underwriters or to contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of FundPreferred shares and will receive compensation for their participation in that FundPreferred share offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of FundPreferred shares, (ii) the number of FundPreferred shares allocated to that Underwriter in such offering, and (iii) the amount of additional FundPreferred share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of FundPreferred
shares are currently estimated to be approximately   % of the aggregate amount
of the FundPreferred share offering. These costs will effectively be borne by the Common Shareholders.

   Certain Underwriters may make a market in the Common Shares after trading in
the Common Shares has commenced on the            Stock Exchange. No
Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   In connection with the requirements for listing the Fund's Common Shares on
the            Stock Exchange, the Underwriters have undertaken to sell lots of
100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on
the            Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the
Stock Exchange or trading in securities generally on the            Stock
Exchange shall have been suspended or limited or minimum prices for trading in
securities generally shall have been established on the            Stock
Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

   A Prospectus in electronic format may be available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

   The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NIAC purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, NIAC owned 100% of the outstanding Common Shares. NIAC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, one of the representatives of the Underwriters, is an affiliate of NIAC.

   The principal business address of                      is
                    ,           ,           .

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the
Underwriters by                     . Bell, Boyd & Lloyd LLC and
                     may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
                                                                 ----
          Use of Proceeds.......................................   3
          Investment Objective..................................   3
          Investment Restrictions...............................   3
          Investment Policies and Techniques....................   7
          Overall Fund Management...............................   8
          Symphony Investment Philosophy and Process............   9
          Portfolio Composition.................................  10
          Other Investment Policies and Techniques..............  15
          Management of the Fund................................  27
          Investment Advisers...................................  36
          Portfolio Transactions and Brokerage..................  40
          Distributions.........................................  42
          Description of Shares.................................  43
          Certain Provisions in the Declaration of Trust........  48
          Repurchase of Fund Shares; Conversion to Open-End Fund  50
          Tax Matters...........................................  52
          Experts...............................................  60
          Custodian and Transfer Agent..........................  60
          Additional Information................................  60
          Report of Independent Auditors........................  61
          Financial Statements..................................  62
          Appendix A--Ratings of Investments.................... A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Shares

                      Nuveen Floating Rate Income Fund 2

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                         , 2004

                                   --------

                            Nuveen Investments, LLC


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                  EPR-JFR-0304D

                SUBJECT TO COMPLETION, DATED          , 2004

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                       NUVEEN FLOATING RATE INCOME FUND 2

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Floating Rate Income Fund 2 (the "Fund") is a newly organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in
conjunction with the Fund's Prospectus relating thereto dated         , 2004
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds...............................................................3
Investment Objective..........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................7
Overall Fund Management.......................................................8
Symphony Investment Philosophy and Process ...................................9
Portfolio Composition .......................................................10
Other Investment Policies and Techniques.....................................15
Management of the Fund.......................................................27
Investment Advisers..........................................................36
Portfolio Transactions and Brokerage.........................................40
Distributions ...............................................................42
Description of Shares........................................................43
Certain Provisions in the Declaration of Trust...............................48
Repurchase of Fund Shares; Conversion to Open-End Fund.......................50
Tax Matters..................................................................52
Experts......................................................................60
Custodian and Transfer Agent.................................................60
Additional Information.......................................................60
Report of Independent Auditors...............................................61
Financial Statements.........................................................62
Ratings of Investments (Appendix A)........................................ A-1

This Statement of Additional Information is dated         , 2004.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be
approximately: $            ($            if the Underwriters exercise the
over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses and
(ii) offering costs (other than sales load) that exceed $0.03 per Common Share.


     Pending investment in Senior Loans and other debt instruments that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.


                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve a high level of current income.

     In pursuing its objective of high current income, the Fund will invest in Senior Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony will implement its credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred/TM/ shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or
     (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Senior Loans;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

                  (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations ("NRSROs") that may issue ratings for FundPreferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Symphony from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

                       INVESTMENT POLICIES AND TECHNIQUES


     The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's investment objective is to achieve a high level of current income.

     In pursuing its objective of high current income, the Fund will invest in Senior Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony will implement its credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate secured Senior Loans and adjustable rate unsecured Senior Loans (collectively referred to as "Senior Loans"), which unsecured Senior Loans will be, at the time of investment, investment grade quality. The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Senior Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank offered rate ("LIBOR"), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Senior Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions. It is anticipated that the proceeds of the Senior Loans in which the Fund will invest will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

     The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% test set forth above) (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations) and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive acquire warrants and equity securities issued by a Borrower or its affiliates in connection with the Fund's other investments in such entities.

     Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc.("Moody's") or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Senior Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 10% of the Fund's Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality.

     Under normal circumstances:

     . The Fund expects to maintain an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments. See "The Fund's Investments - Investment Objectives and Policies" in the Fund's Prospectus for a description of duration.

     .    The Fund will not invest in inverse floating rate securities.

     . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Statement of Additional Information includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets issuers.

     . The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Statement of Additional Information) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

     . The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Statement of Additional Information) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation.

     . The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).


     Following the completion of this offering, the Fund intends to seek to increase the Fund's Common Share net income by utilizing financial leverage by offering preferred shares of beneficial interest ("FundPreferred shares") and/or by borrowing or issuing commercial paper or notes (collectively, "Borrowings") and investing the proceeds in the manner described above. The Fund currently anticipates that FundPreffered shares and/or Borrowings will represent approximately 38% of the Fund's Managed Assets. There is no assurance that the Fund will issue FundPreferred shares or incur Borrowings.

                       OVERALL FUND MANAGEMENT

     NIAC is responsible for the Fund's overall investment strategy and its implementation, including the use of leverage and hedging.

     NIAC will oversee Symphony in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Symphony's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" in the Fund's Prospectus. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

                   SYMPHONY INVESTMENT PHILOSOPHY AND PROCESS

     Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Senior Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

     Investment Process. In identifying Senior Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony screens the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

                             PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the investments described below.

     Senior Loans. Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 50% of the Fund's Managed Assets in illiquid securities, to the extent such Senior Loans are deemed to be illiquid.

     Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

     Many Senior Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, Symphony may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony's credit analysis abilities. Because of the protective terms of most Senior Loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

     In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     The amount of public information with respect to Senior Loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Symphony may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

     No active trading market currently exists for some of the Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some Senior Loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

     Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.


     The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.


     The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

     Also, if the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Senior Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Senior Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

     Non-Senior Loan Investments. The Fund may invest in debt instruments and other securities as described below:

     Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest in bonds and other debt securities of any quality.

     Derivatives; Structured Notes. The Fund may use derivatives, structured notes and similar instruments (referred to collectively as "structured notes") for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if Symphony uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Symphony seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Symphony's research and analysis when investing in below investment grade securities. Symphony seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Symphony downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Symphony may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" above.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

     Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

     The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

     The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

     A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     The Fund also may invest in collateralized debt obligations ("CDOs"). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.


     Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. Symphony expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund's overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

     Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

                                       14

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                    OTHER INVESTMENT POLICIES AND TECHNIQUES

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to increase Symphony of the collateral to at least that of the repurchase price, including interest.

SOVEREIGN DEBT SECURITIES

     The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

     The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

     Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

     The Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging markets countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

     . Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

     . Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

     In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. in addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

SECURITIES ISSUED BY NON-U.S. ISSUERS

     The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. Initially, the Fund does not intend to invest in securities of emerging market issuers. As used in this Statement of Additional Information, an "emerging market" country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

     Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

NO INVERSE FLOATING RATE SECURITIES

     The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

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HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions solely for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to lower grade credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Symphony's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging Risks" in the Fund's Prospectus.

     Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

     In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Tax Matters."

     Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Symphony to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Symphony's judgment in this respect will be correct.

     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if Symphony expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, Symphony expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Symphony to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund's portfolio.

     Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund and NIAC have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NIAC, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

     The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

     With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

     Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Symphony's judgment in this respect will be correct.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalant instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any FundPreferred shares issued by the Fund may limit use of these transactions.

     Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See "Risks-Counterparty Risk" in the Fund's Prospectus.


     Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

     Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

     The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to Symphony the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Symphony when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Symphony will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES


     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, FundPreferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.


LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Symphony's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund's investment objective.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

INTEREST RATE TRANSACTIONS

     The Fund expects that the Fund's portfolio investments in Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of outstanding FundPreferred shares and/or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on Borrowings or any variable rate FundPreferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     Because both Senior Loans and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage, less the amount of floating rate Senior Loans in the Fund's portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the FundPreferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to prepay any Borrowings or redeem some or all of the FundPreferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 15. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Symphony or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             144
333 West Wacker Drive                     and Trustee, 2003            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.


_______________________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                   -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management, Inc.;
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

William E. Bennett           10/16/46     Trustee, 2004                Private Investor; previously,                   144
333 West Wacker Drive                                                  President and Chief Executive
Chicago, IL 60606                                                      Officer, Draper & Kramer, Inc.,
                                                                       a private company that handles
                                                                       mortgage banking, real estate
                                                                       development, pension advisory
                                                                       and real estate management
                                                                       (1995 - 1998); prior thereto,
                                                                       Executive Vice President and
                                                                       Chief Credit Officer, First Chicago
                                                                       Corporation and its principal subsidiary,
                                                                       The First National Bank of Chicago.

Robert P. Bremner             8/22/40     Trustee, 2004                Private Investor and Management Consultant.     144
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2004                Retired (since 1989) as Senior Vice President   144
333 West Wacker Drive                                                  of The Northern Trust Company; Director,
Chicago, Il 60606                                                      Community Advisory Board for Highland Park
                                                                       and Highwood, United Way of the North Shore
                                                                       (since 2002).

Jack B. Evans                10/22/48     Trustee, 2004                President, The Hall-Perrine                     144
333 West Wacker Drive                                                  Foundation, a private philanthropic
Chicago, IL 60606                                                      corporation (since 1996); Director,
                                                                       Alliant Energy; Director and Vice
                                                                       Chairman, United Fire & Casualty
                                                                       Company; Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.


William C. Hunter(2)           3/6/48     Trustee, 2004                Dean and Distinguished Professor of Finance,     36
                                                                       School of Business at the University of
                                                                       Connecticut (since 2003); previously, Senior
                                                                       Vice President and Director of Research at
                                                                       the Federal Reserve Bank of Chicago (1995-2003);
                                                                       Director (since 1997), Credit Research Center
                                                                       at Georgetown University. Director of Xerox
                                                                       Corporation (since 2004).



Anne E. Impellizzeri(1)       1/26/33     Trustee, 2004                Retired, formerly Executive Director (1998-     144
333 West Wacker Drive                                                  2001) of Manitoga (Center for Russel Wright's
Chicago, IL 60606                                                      Design with Nature); formerly, President and
                                                                       Executive Officer of Blanton-Peale Institutes
                                                                       Chief of Religion and Health (since 1990);
                                                                       prior thereto, Vice President, Metropolitan
                                                                       Life Insurance Co.

William L. Kissick(1)         7/29/32     Trustee, 2004                Professor Emeritus, School of Medicine          144
333 West Wacker Drive                                                  and the Wharton School of Management and
Chicago, IL 60606                                                      former Chairman, Leonard Davis
                                                                       Institute of Health Economics,
                                                                       University of Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale University.

Thomas E. Leafstrand(1)      11/11/31     Trustee, 2004                Retired; previously, Vice President             144
333 West Wacker Drive                                                  in charge of Municipal Underwriting
Chicago, IL 60606                                                      and Dealer Sales at The Northern
                                                                       Trust Company.

Peter R. Sawers(1)             4/3/33     Trustee, 2004                Adjunct Professor of Business and Economics,    144
333 West Wacker Drive                                                  University of Dubuque, Iowa; formerly (1991-
Chicago, IL 60606                                                      2000) Adjunct Professor, Lake Forest Graduate
                                                                       School of Management, Lake Forest, Illinois;
                                                                       prior thereto, Executive Director, Towers
                                                                       Perrin Australia, a management consulting firm;
                                                                       Chartered Financial Analyst; Director, Executive
                                                                       Service Corps of Chicago, a not-for-profit
                                                                       organization; Certified Management Consultant.

William J. Schneider          9/24/44     Trustee, 2004                Senior Partner and Chief Operating Officer,     144
333 West Wacker Drive                                                  Miller-Valentine Group, Vice President,
Chicago, IL 60606                                                      Miller-Valentine Realty, a construction
                                                                       company; Chair, Miami Valley Hospital; Chair,
                                                                       Dayton Development Coalition; formerly Member,
                                                                       Community Advisory Board, National City Bank,
                                                                       Dayton, Ohio and Business Advisory Council,
                                                                       Cleveland Federal Reserve Bank.

Judith M. Stockdale          12/29/47     Trustee, 2004                Executive Director, Gaylord and Dorothy         144
333 West Wacker Drive                                                  Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                      thereto, Executive Director, Great Lakes
                                                                       Protection Fund (from 1990 to 1994)

Sheila W. Wellington(1)       2/24/32     Trustee, 2004                Clinical Professor of Management, Stern/NYU     144
333 West Wacker Drive                                                  Business School (since 2003); formerly,
Chicago, IL 60606                                                      President (1993-2003) of Catalyst (a not-
                                                                       for-profit organization focusing on women's
                                                                       leadership development in business and the
                                                                       professions).

** As a result of his ownership of securities issued by                   ,
the parent company of                    , one of the principal underwriters
of the Fund, the Fund believes that              may be deemed to be an
interested person for as long as                          serves as principal
underwriter to the Fund and, therefore, for purposes of this offering he is
being treated as an interested person.                 owns less than 1% of such
securities outstanding, and has abstained from voting on any item involving the
appointment of             as principal underwriter to the Fund.



(1) Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, current Board Members Leafstrand and Wellington will be retiring on June 30, 2004. In addition current Board Members Impellizzeri, Kissick and Sawers, who will not then have reached the age or service period at which retirement would be called for under the retirement policy, will also be retiring on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers will each receive a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

(2) Dr. Hunter is also a trustee designee of 108 funds and is expected to become a trustee of those funds in July, 2004.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      144
333 West Wacker Drive                     Officer, 2004                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management, Inc.;
                                                                       Assistant Secretary of Nuveen Investments, Inc.
                                                                       (since 1994);  Assistant Secretary of NWQ
                                                                       Investment Management Company, LLC. (since 2002);
                                                                       Vice President and Assistant Secretary of Nuveen
                                                                       Investments Advisers Inc. (since 2002); Managing
                                                                       Director, Associate General Counsel and Assistant
                                                                       Secretary of Rittenhouse Asset Management, Inc.
                                                                       (since May 2003); Chartered Financial Analyst.

Michael T. Atkinson           2/3/66      Vice President and           Vice President (since 2002),                   144
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2004                         (since 2000), previously, Associate
                                                                       of Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      144
333 West Wacker Drive                     Treasurer, 2004              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management,  Inc. (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Treasurer of
                                                                       Nuveen Rittenhouse Asset Management, Inc. (since
                                                                       May, 2003); Chartered Financial Analyst.

Susan M. DeSanto              9/8/54      Vice President, 2004         Vice President of Nuveen Advisory              144
333 West Wacker Drive                                                  Corp. (since 2001); previously, Vice
Chicago, IL 60606                                                      President of Van Kampen Investment
                                                                       Advisory Corp. (since 1998); prior
                                                                       thereto, Assistant Vice President of
                                                                       Van Kampen Investment Advisory Corp.
                                                                       (since 1994).

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    144
333 West Wacker Drive                     Secretary, 2004              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.



Lorna C.  Ferguson          10/24/45      Vice President, 2004         Managing Director, formerly, Vice President    144
333 West Wacker Drive                                                  of Nuveen Investments, LLC; Managing Director
Chicago, IL 60606                                                      (since 2004) formerly, Vice President (since
                                                                       1998) of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.


William M.  Fitzgerald        3/2/64      Vice President, 2004         Managing Director (since 2002) of Nuveen       144
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp. (since 1995); Managing
                                                                       Director of Nuveen Asset Management, Inc.
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers Inc. (since 2002);
                                                                       Chartered Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          144
333 West Wacker Drive                     Controller, 2004             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; Vice President and Funds Controller
                                                                       (since 1998) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.

David J. Lamb                3/22/63      Vice President, 2004         Vice President (since 2000) of                 144
333 West Wacker Drive                                                  Nuveen Investments, LLC, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2004         Vice President (since 1999), previously        144
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments, LLC.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            144
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2004                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc. and (since 1997) of Nuveen Asset
                                                                   Management, Inc.; Vice President (since
                                                                   2000), Assistant Secretary and Assistant
                                                                   General Counsel (since 1998) of Rittenhouse
                                                                   Asset Management, Inc.; Vice President and
                                                                   Assistant Secretary of Nuveen Investments
                                                                   Advisers Inc. (since 2002); Assistant
                                                                   Secretary of NWQ Investment Management
                                                                   Company, LLC. (since 2002).


Edward F. Neild, IV     7/7/65       Vice President, 2004          Managing Director (since 2002)                     144
333 W. Wacker Drive                                                of Nuveen Investments, LLC;
Chicago, IL 60606                                                  Managing Director (since 1997), formerly
                                                                   Vice President (since 1996) of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional
                                                                   Advisory Corp.; Managing Director of Nuveen
                                                                   Asset Management, Inc. (since 1999); Chartered
                                                                   Financial Analyst.



         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Chair, Lawrence
H. Brown, Jack B. Evans, William C. Hunter, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William E. Bennett, Chair, Lawrence H. Brown, William C. Hunter, Thomas E. Leafstrand, and Judith M. Stockdale.


         The trustees, except William C. Hunter, are also trustees of 6 Nuveen open-end funds and 14 closed-end funds managed by NIAC and 30 open-end and 93 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). William C. Hunter is also trustee of 35 closed-end funds managed by NAC. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.


         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

William E. Bennett                           $0                                     Over $100,000

Robert P. Bremner                            $0                                     Over $100,000

Lawrence H. Brown                            $0                                     Over $100,000

Jack B. Evans                                $0                                     Over $100,000

William C. Hunter                            $0                                          $0

Anne E. Impellizzeri                         $0                                     Over $100,000

William L. Kissick                           $0                                     Over $100,000

Thomas E. Leafstrand                         $0                                     Over $100,000

Peter R. Sawers                              $0                                     Over $100,000

William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                     Over $100,000

Sheila W. Wellington                         $0                                     Over $100,000



         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, Symphony, Citigroup Global Markets, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with
NIAC, Nuveen, Symphony or                                 .

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger               $ -                     $     -                      $      -

William E. Bennett                     861                      73,417                        53,773

Robert P. Bremner                      861                      99,200                        11,438

Lawrence H. Brown                      895                     100,750                            -

Jack B. Evans                          895                      70,583                        14,211

William C. Hunter                       -                           -                             -

Anne E. Impellizzeri                   641                      95,550                        73,800

William L. Kissick                     641                      65,083                        20,513

Thomas E. Leafstrand                   895                      71,133                        38,471

Peter R. Sawers                        861                      95,750                        73,029

William S. Schneider                   881                      98,750                        76,066

Judith M. Stockdale                    641                      94,000                        18,204

Sheila W. Wellington                   641                      61,583                        46,174


____________________________


* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2005, representing the Fund's first full fiscal year, for services to the Fund.

**Based on the compensation paid to the trustees for the one year period ending 12/31/03 for services to the Nuveen open-end and closed-end funds.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

     NIAC will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. NIAC also is responsible for the ongoing monitoring of the Symphony, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.



     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of
funds (   ) and fund assets under management (approximately $   billion) as of
March 31, 2004. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $100 billion in assets under management as of March 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol "JNC".


     Nuveen Investment, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2004: Nuveen Investments, Inc. has received from the Securities and Exchange Commission the following requests for information, each of which Nuveen Investments, Inc. believes was sent broadly to several investment-management firms: a September 4, 2003 letter regarding mutual fund "market timing" and related topics, a September 11, 2003 letter regarding the valuation of portfolio securities of funds that invest at least a majority of assets in securities that trade in non-U.S. markets and frequent trading in such funds, a January 29, 2004 letter regarding mutual fund revenue sharing and fund portfolio brokerage commissions, and a February 4, 2004 letter regarding high yield municipal bond funds. In addition, Nuveen Investments, Inc. received a subpoena dated November 4, 2003 from the Securities Division of the Commonwealth of Massachusetts in connection with a proceeding brought by the Securities Division against the Boston, Massachusetts office of a national broker-dealer firm. Nuveen Investments, Inc. has responded to the Securities and Exchange Commission requests of September 4, September 11, January 29 and February 4 and is continuing to respond to various related follow up requests. Nuveen Investments, Inc. has also responded to the subpoena from the Massachusetts Securities Division. In responding to these various requests, Nuveen Investments, Inc. has identified certain deficiencies in its historical e-mail archives, and it is taking steps to improve its overall record retention practices. Nuveen Investments, Inc. has from time to time discovered instances where shareholders of open-end funds managed by affiliates of Nuveen Investments, Inc. traded in and out of a fund more frequently than appropriate. In addition, during the process of responding to the requests referenced above, Nuveen Investments, Inc. identified certain additional instances where open-end fund shareholders were able to trade in and out of a fund more frequently than appropriate, which occurred in most cases because they traded in dollar amounts below the monitoring threshold established to implement the fund's policy. In the regular course of its business, whenever Nuveen Investments, Inc. has identified inappropriate trading activity in a fund, it has taken steps to terminate the related account.

     Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, is the Fund's subadviser responsible for managing the Fund's Managed Assets. Symphony specializes in the management of market-neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $____ billion in assets under management as of March 31, 2004. Symphony is an indirect wholly owned subsidiary of Nuveen.

     Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets. Mr. Stein is the Director of Fixed Income Strategies at Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He is also a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He is also a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of other closed-end funds sponsored by Nuveen.

     As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of St. Paul Travelers, Citigroup may indirectly own a sufficient percentage of voting securities of St. Paul Travelers to make Citigroup an indirect affiliate of Nuveen, NIAC and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Such a prohibition could have an adverse impact on the Fund's ability to efficiently invest its portfolio. NIAC does not believe, however, that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on the Advisers' ability to perform their obligations under the Nuveen advisory agreements with the Fund or on the Fund's ability to pursue its investment objective and policies as described in the Prospectus.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:


Average Daily Managed Assets                                        Management
                                                                        Fee
                                                                        ---
Up to $500 million..................................................  .8500%
$500 million to $1.0 billion........................................  .8250%
$1.0 billion to $1.5 billion........................................  .8000%
$1.5 billion to $2.0 billion........................................  .7750%
$2.0 billion and over...............................................  .7500%


         If the Fund utilizes leverage through the issuance of FundPreferred shares in an aggregate amount equal to 38% of the Fund's Managed Assets, the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                            Management
----------------------------------------                                Fee
                                                                        ---

Up to $500 million ................................................  1.3710%
$500 million to $1.0 billion ......................................  1.3306%
$1.0 billion to $1.5 billion ......................................  1.2903%
$1.5 billion to $2.0 billion ......................................  1.2500%
Over $2.0 billion .................................................  1.2097%


         Pursuant to investment sub-advisory agreements between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), payable on a monthly basis:


Average Daily Managed Assets                                   Percentage of Net
                                                                 Management Fee
                                                               -----------------
Up to $125 million ...........................................         50.0%
$125 million to $150 million .................................         47.5%
$150 million to $175 million .................................         45.0%
$175 million to $200 million .................................         42.5%
$200 million and over ........................................         40.0%

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                        Percentage                                 Percentage
                        Reimbursed                                 Reimbursed
                     (as a percentage                           (as a percentage
Year Ending             of Managed           Year Ending           of Managed
 ----- --,                Assets)             ----- --,              Assets)
------------           ------------          ------------         ------------
    2004(1)                .32%                  2009                 .32%
    2005                   .32%                  2010                 .24%
    2006                   .32%                  2011                 .16%
    2007                   .32%                  2012                 .08%
    2008                   .32%


__________
(1) From the commencement of operations.

         The Advisers have not agreed to reimburse the fund for any portion of its fees and expenses beyond ----- --, 2012.
                                       38

     Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2005. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or Symphony thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Symphony and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

     In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreement, the independent trustees reviewed materials furnished by Symphony in May 2003, including information regarding Symphony, its respective affiliates and personnel, operations and financial condition. The independent trustees reviewed additional information furnished by Symphony in July 2003. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC and Symphony, the proposed fees to be charged by NIAC and Symphony for investment management services, the profitability to NIAC and Symphony of their relationships with the Fund, fall-out benefits to NIAC and Symphony from that relationship, economies of scale achieved by NIAC and Symphony, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC and Symphony and comparative fees and expense ratios of investment companies with similar objective and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC and Symphony the Fund's operations and each of NIAC's and Symphony's ability to provide advisory and other services to the Fund.

     The Fund, NIAC, Nuveen, Symphony, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen and Symphony can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Symphony in accordance with Symphony's proxy voting procedures.

     The Fund has granted to Symphony the authority to vote proxies on its behalf. A senior member of Symphony is responsible for oversight of the Fund's proxy voting process. Symphony has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Symphony on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony's clients hold any securities of that company, Symphony will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Symphony to follow specific voting guidelines or additional guidelines, Symphony will review the request and inform the client only if Symphony is not able to follow the client's request.

     Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Symphony's general voting policies.

     When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to the supervision of the Board of Trustees, Symphony, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Symphony except in compliance with the 1940 Act.

     With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. See "Risks" in the Prospectus.

     It is the policy of Symphony to seek the best execution under the circumstances of each trade. Symphony will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Symphony's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony's own research efforts, the receipt of research information is not expected to reduce significantly Symphony's expenses. While Symphony will be primarily responsible for the placement of the business of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Symphony may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and which may have investment objectives similar to those of the Fund. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Symphony's management outweigh any disadvantage that may arise from Symphony's larger management activities and its need to allocate securities.

                                  DISTRIBUTIONS


     Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund's Common Share dividend rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowing interest rates change. Distributions can only be made from net investment income and net short-term capital gains after paying any interest and required principal payments on Borrowings or accrued dividends to FundPreferred shareholders, if any. The net investment income of the Fund consists of all income (other than net long-term and short-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, the Fund will distribute all of it net investment income and net short-term capital gains (after it pays accrued dividends on, or redeems or liquidates any outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). At least annually, the Fund also intends to distribute net long-term capital gains, if any, after making interest and required principal payments on Borrowings, if any, and paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders, if any. The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. The Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, and net short-term capital gains based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains and the amount of the expenses and dividend rates and interest on outstanding FundPreferred shares and Borrowings.

     The Fund intends to initially distribute less than the entire amount of net investment income and net short-term capital gains earned in a particular period. The undistributed net investment income and net short-term capital gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income and net short-term capital gains actually earned by the Fund during the period. Undistributed net investment income and net short-term capital gains will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income and net short-term capital gains will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "Use of Leverage."

         While any FundPreferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the FundPreferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding FundPreferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 300% after giving effect to the distributions. See "FundPreferred Shares" below.

         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds." The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."

LEVERAGE

     Following the completion of this offering, the Fund intends to seek to increase the Fund's common share net income by issuing FundPreferred shares and/or Borrowings and investing the proceeds in the manner described herein. The Fund's Board of Trustees has authorized an offering of FundPreferred shares representing approximately 38% of the Fund's Managed Assets that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. The amount of outstanding FundPreferred shares may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees.

     Because both Senior Loans and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Senior Loans may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

     The Fund may issue FundPreferred shares or Borrowings or that would entitle a holder to convert the FundPreferred shares or Borrowings into Common Shares of the Fund ("Convertible Leverage"), although it has no present intention to do so. If the Fund were to issue Convertible Leverage, the holders would have the right to convert the Convertible Leverage into Common Shares at a predetermined price that could be less than the Fund's net asset value or market price per share at the time of conversion. Such conversion, if it were to occur, might operate to dilute the net asset value of the Fund (to the extent that the dilution to Common Shareholders due to an assumed conversion had not already been reflected in the net asset value), otherwise dilute the existing Common Shareholders' interest in the Fund's undistributed and future net Common Share returns, or change the economic impact that leverage would have going forward on the existing Common Shareholders. Because such a conversion of Convertible Leverage would operate to both increase the number of Common Shares outstanding and decrease the Fund's leverage, to the extent that the Fund determined to subsequently re-leverage itself, the Fund would incur costs associated with such additional leveraging, which costs would be borne by the Common Shareholders.

FUNDPREFERRED SHARES

         The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 38% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after this offering of Common Shares. Any final decision to issue FundPreferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. The Board has stated that the initial series of FundPreferred shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred shares will be as stated below.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in the prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 38% of the value of the Fund's total net assets.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of the FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies which may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of FundPreferred shares or Borrowings.
The terms of the FundPreferred shares and, if authorized by the Board of Trustees, the terms of any borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed below (See "The Jobs and Growth Tax Reconciliation Act of 2003") in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

DISTRIBUTIONS


         Dividends paid out of the Fund's investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares.

         Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions from the Fund generally are not expected to qualify for the Dividends Received Deduction.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

    The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

CURRENCY FLUCTUATIONS

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding" above. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" of a noncorporate investor. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. However, it is not expected that a significant amount, if any, of the distributions paid with respect to the Common Shares will constitute "qualified dividend income" eligible for taxation at the reduced rates. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS


         The Financial Statements of the Fund as of ----- -, 2004, appearing in this Statement of Additional Information have been audited by ----- - ----- ---, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. ----- ------- --- provides accounting and auditing services to the Fund. The principal business address of ----- - ----- --- is --- -- ------ ------ -------- -- -----.


                           CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

                        NUVEEN FLOATING RATE INCOME FUND
                              FINANCIAL STATEMENTS

                        Nuveen Floating Rate Income Fund
                       Statement of Assets and Liabilities

                                  ----- -, 2004


Assets:
    Cash................................................................. $  xxxxxxx
    Offering costs.......................................................  xxxxxxxxx
    Receivable from Adviser..............................................     xxxxxx
                                                                          ----------
       Total assets......................................................  xxxxxxxxx
                                                                          ----------

Liabilities:
    Accrued offering costs...............................................  xxxxxxxxx
    Payable for organization costs.......................................     xxxxxx
                                                                          ----------
       Total liabilities.................................................  xxxxxxxxx
                                                                          ----------
FundPreferred Shares, $25,000 liquidation value; unlimited
       number of shares authorized, no shares outstanding................          -
                                                                          ----------
Net assets applicable to Common Shares................................... $  xxxxxxx
                                                                          ==========

Net asset value per Common Share outstanding ($------- divided
    by ----- Common Shares outstanding).................................. $   xxxxxx
                                                                          ==========
Net Assets Applicable to Common Shares Represent:
    Common Shares, $.01 par value; unlimited number of shares
       authorized, ----- shares outstanding.............................. $       xx
    Paid-in surplus......................................................    xxxxxxx
                                                                          ----------
                                                                          $  xxxxxxx
                                                                          ==========



                        NUVEEN FLOATING RATE INCOME FUND

                             Statement of Operations

   Period from           , 2004 (date of organization) through        , 2004

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................
   Expense reimbursement.............................................
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on           , 2004,
and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities
Act of 1933, as amended, and the sale of       Common Shares to Nuveen
Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments,
Inc., has agreed to reimburse all organization expenses (approximately $      )
and pay all Common Share offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund seeks to provide a high level of current income by investing primarily in adjustable rate senior loans.

The Fund is authorized by its Declaration of Trust to utilize financial leverage through borrowing, issuing commercial paper or notes and/or offering Preferred Shares ("FundPreferred Shares"). FundPreferred Shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

If the Fund offers FundPreferred Shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in surplus.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from .8500% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred Shares and/or the principal amount of any borrowings, commercial paper and/or notes issued ("Managed Assets")) to .7500% of the average daily Managed Assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first five full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions, if any.

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  C

                  The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  p

                  The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  *

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  r

                  The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R.

                  Not rated.

                  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards

                  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                  Short-Term Issue Credit Ratings

                  Notes

                  A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                        Nuveen Floating Rate Income Fund 2


                                       Common Shares



                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                       , 2004

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:

a.1  Declaration of Trust dated April 27, 2004.

b.   By-laws of Registrant.

c.   None.

d.   Not Applicable.

e.   Terms and Conditions of the Dividend Reinvestment Plan.*

f.   None.

g.1  Investment Management Agreement between Registrant and Nuveen Institutional
     Advisory Corp. dated            , 2004.*

g.2  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
     Corp. and Symphony Asset Management, LLC dated            , 2004.*

h.1  Form of Underwriting Agreement.*

h.2  Form of                           Master Selected Dealer Agreement.*

h.3  Form of Nuveen Master Selected Dealer Agreement.*

h.4  Form of                           Master Agreement Among Underwriters.*

h.5  Form of Dealer Letter Agreement.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.*

k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2  Expense Reimbursement Agreement between Registrant and Nuveen Institutional
     Advisory Corp. dated            , 2004.*

l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*

l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.

n.   Consent of            .*

o.   None.


p.   Subscription Agreement of Nuveen Institutional Advisory Corp. dated
      , 2004.*


q.   None.


r.1 Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Institutional Advisory Corp.*

r.2  Code of Ethics of Symphony Asset Management, LLC.*


s.   Powers of Attorney.
-------------
* To be filed by amendment.


Item 25: Marketing Arrangements


Sections 3, 5 and 6(n) of the Form of Underwriting Agreement filed as Exhibit
h.1 to this Registration Statement.

See the Introductory Paragraph and Sections 2 and 3(d) of the Form of
                 Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2,
5.1-5.4, 6.1, 10.9 and 10.10 of the Form of                           Master
Agreement Among Underwriters filed as Exhibit h.4 to this Registration
Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters filed as Exhibit h.5 to this Registration Statement.


Item 26: Other Expenses of Issuance and Distribution



     Securities and Exchange Commission fees                              1.90
     National Association of Securities Dealers, Inc. fees              501.50
     Printing and engraving expenses                                          *
     Legal Fees                                                               *
     Exchange listing fees                                                    *
     Blue Sky filing fees and expenses                                        *
     Underwriters reimbursement                                               *
     Miscellaneous expenses                                                   *
                                                                    ----------
          Total                                                     $         *
                                                                    ==========

------------

 * To be completed by amendment. Nuveen Institutional Advisory Corp. and Symphony Asset Management, LLC have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations, .24% of average daily Managed Assets in year six, .16% in year seven and .08% in year eight. Without the reimbursement, "Total Annual Expenses" would be estimated to be % of average daily net assets attributable to Common Shares. Nuveen has agreed to pay
(i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (0.20% of offering price).


Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At         , 2004



                                                            Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                          1


Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.


     Section 9 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser


     Nuveen Institutional Advisory Corp. ("NIAC") serves as investment adviser to the following open-end and closed-end management type investment companies:
Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Senior Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund and Nuveen Floating Rate Income Fund.

     NIAC has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NIAC appears below:

                                                  Other Business Profession, Vocation or
Name and Position with NIAC                          Employment During Past Two Years
---------------------------                       --------------------------------------
John P. Amboian, President and Director.......  President and Director of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Advisory Corp., Nuveen Asset
                                                Management, Inc., Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire, Senior Vice President and
Secretary.....................................  Senior Vice President, Secretary and General Counsel of Nuveen
                                                Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management,
                                                Inc., Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings,
                                                Inc.; Senior Vice President and Secretary of Nuveen Advisory Corp. and
                                                Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ Investment
                                                Management Company, LLC and Secretary of Symphony Asset Management, LLC.

Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Asset Management, Inc., Nuveen
                                                Advisory Corp., Rittenhouse Asset Management, Inc., Nuveen
                                                Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

Symphony Asset Management, LLC currently serves as an investment adviser or subadviser to three other funds. The address for Symphony Asset Management, LLC is 555 California Street, Suite 2975, San Francisco, CA 94104. See "Investment Advisers" in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                           Other Business, Profession, Vocation or Employment
Name and Position with Symphony                           During Past Two Years
-------------------------------            ---------------------------------------------------
Jeffrey L. Skelton                         Manager/Member, NetNet Ventures, LLC
President, Chief Executive
Officer

Neil L. Rudolph                            Manager/Member, NetNet Ventures, LLC
Chief Operating Officer; Chief
Financial Officer; Chief Compliance
Officer

Michael J. Henman                          Manager/Member, NetNet Ventures, LLC
Director of Business
Development; Vice President

Praveen K. Gottipalli                      Portfolio Manager and Manager/Member, NetNet Ventures,
Director of Investments;                   LLC
Vice President

Gunther M. Stein                           Portfolio Manager, Symphony Asset Management LLC;
Director of Fixed Income Strategies        Portfolio Manager, Nuveen Senior Loan Asset Management
                                           LLC; Vice President, Nuveen Institutional Advisory
                                           Corp.

Item 31: Location of Accounts and Records

     Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     Symphony Asset Management, LLC, 555 California Street, Suite 2975, San Francisco, CA 94104, maintenance certain of its advisory material.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 5th day of May, 2004.


                            NUVEEN FLOATING RATE INCOME FUND 2

                            /s/ Jessica R. Droeger
                            ________________________________________
                            Jessica R. Droeger, Vice President and
                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                     Title                           Date
        ---------                     -----                           ----
/s/ Stephen D. Foy           Vice President and Controller         May 5, 2004
----------------------       (Principal Financial and
    Stephen D. Foy           Accounting Officer)


/s/ Gifford R. Zimmerman     Chief Administrative Officer          May 5, 2004
------------------------     (Principal Executive Officer)
    Gifford R. Zimmerman


Timothy R. Schwertfeger*     Chairman of the Board and      By: /s/ Jessica R. Droeger
                             Trustee                            ------------------------
                                                                    Jessica R. Droeger
                                                                    Attorney-In-Fact
                                                                      May 5, 2004

     *Original power of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the sole trustee of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed as an exhibit.

                                INDEX TO EXHIBITS


a.1  Declaration of Trust dated April 27, 2004.*


b.   By-laws of Registrant.*

c.   None.
d.   Not Applicable.

e.   Terms and Conditions of the Dividend Reinvestment Plan.*

f.   None.


g.1  Investment Management Agreement between Registrant and Nuveen Institutional
     Advisory Corp. dated            , 2004.*
g.2  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
     Corp. and Symphony Asset Management, LLC dated            , 2004.*
h.1  Form of Underwriting Agreement.*
h.2  Form of                           Master Selected Dealer Agreement.*
h.3  Form of Nuveen Master Selected Dealer Agreement.*
h.4  Form of                           Master Agreement Among Underwriters.*
h.5  Form of Dealer Letter Agreement.*
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*
j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.*
k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*
k.2  Expense Reimbursement Agreement between Registrant and Nuveen Institutional
     Advisory Corp. dated            , 2004.*
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.



n.   Consent of                  .*



o.   None.

p.   Subscription Agreement of Nuveen Institutional Advisory Corp. dated
      , 2004.*

q.   None.


r.1 Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Institutional Advisory Corp.*
r.2  Code of Ethics of Symphony Asset Management, LLC.*
s.   Powers of Attorney.



------------------

*     To be filed by amendment.